Exhibit 99.2

EXECUTION COPY

VOTING AGREEMENT

This Voting Agreement (“Agreement”) is made and entered into as of July 23, 2006, by and between Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and the undersigned limited partner (“Stockholder”) in The Newkirk Master Limited Partnership (“MLP”), the general partner of which is Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”). Certain capitalized terms used in this Agreement are defined in Section 6 hereof and certain other capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Stockholder is the holder of record and/or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of NRT Common Stock and/or the NRT OP Units;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and NRT are entering into an Agreement and Plan of Merger (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of NRT with and into the Company (the “Merger”); and

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, Stockholder has agreed to execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

1.            Agreement to Vote Subject Securities. Prior to the Termination Date (as defined in Section 6), at every meeting of the stockholders of NRT and/or the unitholders of MLP called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of NRT with respect to any of the following, Stockholder shall vote or cause to be voted the Subject Securities: (a) in favor of approval and adoption of (i) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (ii) the Merger, (iii) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly know as The Newkirk Master Limited Partnership), and (iv) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger that is put to a vote of the NRT Stockholders or holders of the NRT OP Units; (b) against any NRT Acquisition Proposal, other than in connection with the Merger, between NRT and any Person other than the Company; and (c) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which would result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

2.            Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A

(the “Proxy”), which shall be irrevocable to the fullest extent permitted by law, with respect to the Subject Securities referred to therein.

3.	Agreement to Retain Subject Securities.

(a)          Restriction on Transfer. During the period from the date of this Agreement through the Termination Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer, including without limitation, the pledge of Subject Securities in accordance with the provisions of that certain Lock-up Agreement, dated as of November 1, 2005, between the Stockholder and certain underwriters (the “Lock-up Agreement”), of any of the Subject Securities to be effected, unless, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by the terms of this Agreement and delivers a proxy to the Company in substantially the form of Exhibit A. , Notwithstanding the foregoing, nothing herein shall restrict or prohibit the transfer of Subject Securities upon foreclosure of any pledge listed on Schedule 4(c) attached hereto.

(b)          Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall ensure that, without the Company’s written consent: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy (other than the Proxy granted herein) is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

4.            Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents and warrants to the Company as follows:

(a)          Due Authorization, Etc. All consents, approvals, authorizations and orders necessary for the execution and delivery by Stockholder of this Agreement and the Proxy have been obtained, and Stockholder has full right, power and authority to enter into this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute valid and binding agreements of Stockholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

(b)          No Conflict. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of and under this Agreement and the Proxy by Stockholder will not, conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Subject Securities held by the Stockholder.

(c)          Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions other than pursuant to pledges listed on Schedule 4(c) attached hereto) the number of outstanding shares of NRT Common Stock and NRT OP Units, respectively, set forth under the headings “Shares Held of Record” on the signature page hereof; (b) Stockholder Owns the additional securities of NRT set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (c) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of NRT, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of NRT, other than the shares and options, warrants and other rights set forth on the signature page hereof.

5.	Additional Covenants of Stockholder.

(a)          Further Assurances. From time to time and without additional consideration, Stockholder shall (at Stockholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder’s sole expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

6.	Certain Definitions. For purposes of this Agreement,

(a)          “NRT Common Stock” means the common stock, $.01 par value per share, of NRT.

(b)	“NRT OP Units” means the partnership units of MLP.

(c)          Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(d)          “Person” means any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Authority.

(e)          “Subject Securities” means: (i) all securities of NRT (including all shares of NRT Common Stock, NRT OP Units and all options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, NRT OP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date including, without limitation, NRT Common Stock acquired in connection with the redemption or exchange of NRT OP Units.

(f)           “Termination Date” means the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than that contemplated in the Merger Agreement.

(g)          A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges (other than as permitted under the Lock-up Agreement), encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than the Company or MLP; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than the Company; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security; provided, however, that, notwithstanding anything in this Agreement to the contrary, nothing herein shall restrict any redemption of NRT OP Units in exchange for NRT Common Stock in accordance with the terms of the currently effective amended and restated limited partnership agreement of MLP (which NRT Common Stock shall also be Subject Securities).

7.	Miscellaneous.

(a)          Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his heirs, estate, executors and personal representatives and his or its successors and assigns, and shall inure to the benefit of the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

(b)          Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached and in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

(c)          Waiver. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d)          Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of law. Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of New York.

(e)          Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

(f)           Entire Agreement. This Agreement and the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

(g)          Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

[Signature page follows.]

The parties have caused this Agreement to be duly executed on the date first above written.

LEXINGTON CORPORATE PROPERTIES TRUST:

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

Address for notices:

Lexington Corporate Properties Trust

One Penn Plaza, Suite 4015

New York, New York 10119-4015

Fax: (212) 594-6600

Attention:      T. Wilson Eglin

Joseph S. Bonventre

with a copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Attn:	Mark Schonberger, Esq.

Facsimile: (212) 319-4090

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Voting Agreement Apollo Real Estate Investment Fund III, L.P. Signature Page]

STOCKHOLDER:

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	Apollo Real Estate Advisors III, L.P.,
its general partner

By:	Apollo Real Estate Capital Advisors III, Inc., its general partner

By /s/ Stuart Koenig

Address for notices:

Apollo Real Estate Investment Fund III, L.P.

60 Columbus Circle

20th Floor

New York, NY 10023

Attn: Stuart Koenig

Fax: 212-515-3283

with a copy (which shall not constitute notice) to:

Post Heymann & Koffler LLP

Two Jericho Plaza, Wing A

Jericho, New York 11753

Attn: David J. Heymann, Esq.

Fax: 516-433-2777

[Voting Agreement Apollo Real Estate Investment Fund III, L.P. Signature Page]

NRT Common Stock Shares Held of Record	NRT OP Units Held of Record	Additional Securities Beneficially Owned
--	4,826,665.83	--

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”) and/or a unit holder of The Newkirk Master Limited Partnership, a Delaware limited partnership (“MLP”), hereby irrevocably (to the fullest extent permitted by law) appoints Mr. Joseph S. Bonventre and Mr. Patrick Carroll, and Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein (to the full extent that the undersigned is entitled to do so) and subject to all the limitations and restrictions provided herein with respect to the Subject Securities. For purposes of this Irrevocable Proxy (the “Proxy”), (a) “Subject Securities” means: (i) all securities of NRT (including all shares of common stock of NRT (“NRT Common Stock”), partnership units of MLP (“MLP Units”) and all options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) Owned by Stockholder as of the date of this Proxy; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, MLP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) of which Stockholder acquires Ownership during the period from the date of this Proxy through the Termination Date, and (b) any Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if such Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Subject Securities are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Subject Securities at any time prior to the Termination Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith, by and between the Company and the undersigned stockholder, and is granted in consideration of the Company entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), of even date herewith, by and among NRT and the Company. The Merger Agreement provides for the merger of NRT with and into the Company (the “Merger”). As used herein, the term “Termination Date” shall mean the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than as contemplated in the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote the Subject Securities, and to exercise all voting and other rights of the undersigned with respect to the Subject Securities (including, without limitation, the power to execute and deliver written consents pursuant to Maryland General Corporation Law), at every annual, special or adjourned meeting of the stockholders of NRT or

MLP and in every written consent in lieu of such meeting: (i) in favor of approval and adoption of (A) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (B) the Merger, (C) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly known as The Newkirk Master Limited Partnership), and (D) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger; (ii) against any NRT Acquisition Proposal (as defined in the Merger Agreement), other than the Merger, between NRT and any person or entity (other than the Company or Merger Sub); and (iii) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which could result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Subject Securities).

Dated:  July 23, 2006

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	Apollo Real Estate Advisors III, L.P.,
its general partner

By:	Apollo Real Estate Capital Advisors III, Inc., its general partner

By /s/ Stuart Koenig

Number of shares of common stock of NRT owned of record as of the date of this proxy:

                          0

Number of partnership units of MLP owned of record as of the date of this proxy:

                          4,826,665.83

Schedule 4(c)

LIENS AND RESTRICTIONS

Lock-up Agreement, dated November 7, 2005, from Apollo Real Estate Investment Fund III, L.P. in favor of Bear, Stearns & Co. Inc. and Credit Suisse First Boston LLC, as Representatives of the several underwriters

EXECUTION COPY

VOTING AGREEMENT

This Voting Agreement (“Agreement”) is made and entered into as of July 23, 2006, by and between Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and the undersigned limited partner (“Stockholder”) in The Newkirk Master Limited Partnership (“MLP”), the general partner of which is Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”). Certain capitalized terms used in this Agreement are defined in Section 6 hereof and certain other capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Stockholder is the holder of record and/or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of NRT Common Stock and/or NRT OP Units;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and NRT are entering into an Agreement and Plan of Merger (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of NRT with and into the Company (the “Merger”); and

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, Stockholder has agreed to execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

1.            Agreement to Vote Subject Securities. Prior to the Termination Date (as defined in Section 6), at every meeting of the stockholders of NRT and/or the unitholders of MLP called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of NRT with respect to any of the following, Stockholder shall vote or cause to be voted the Subject Securities: (a) in favor of approval and adoption of (i) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (ii) the Merger, (iii) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly know as The Newkirk Master Limited Partnership), and (iv) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger that is put to a vote of the NRT Stockholders or holders of the NRT OP Units; (b) against any NRT Acquisition Proposal, other than in connection with the Merger, between NRT and any Person other than the Company; and (c) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which would result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

2.            Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A

(the “Proxy”), which shall be irrevocable to the fullest extent permitted by law, with respect to the Subject Securities referred to therein.

3.	Agreement to Retain Subject Securities.

(a)          Restriction on Transfer. During the period from the date of this Agreement through the Termination Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer, including without limitation, the pledge of Subject Securities in accordance with the provisions of that certain Lock-up Agreement, dated as of November 1, 2005, between the Stockholder and certain underwriters (the “Lock-up Agreement”), of any of the Subject Securities to be effected, unless, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by the terms of this Agreement and delivers a proxy to the Company in substantially the form of Exhibit A. , Notwithstanding the foregoing, nothing herein shall restrict or prohibit the transfer of Subject Securities upon foreclosure of any pledge listed on Schedule 4(c) attached hereto.

(b)          Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall ensure that, without the Company’s written consent: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy (other than the Proxy granted herein) is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

4.            Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents and warrants to the Company as follows:

(a)          Due Authorization, Etc. All consents, approvals, authorizations and orders necessary for the execution and delivery by Stockholder of this Agreement and the Proxy have been obtained, and Stockholder has full right, power and authority to enter into this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute valid and binding agreements of Stockholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

(b)          No Conflict. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of and under this Agreement and the Proxy by Stockholder will not, conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Subject Securities held by the Stockholder.

(c)          Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions other than pursuant to pledges listed on Schedule 4(c) attached hereto) the number of outstanding shares of NRT Common Stock and NRT OP Units, respectively, set forth under the headings “Shares Held of Record” on the signature page hereof; (b) Stockholder Owns the additional securities of NRT set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (c) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of NRT, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of NRT, other than the shares and options, warrants and other rights set forth on the signature page hereof.

5.	Additional Covenants of Stockholder.

(a)          Further Assurances. From time to time and without additional consideration, Stockholder shall (at Stockholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder’s sole expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

6.	Certain Definitions. For purposes of this Agreement,

(a)          “NRT Common Stock” means the common stock, $.01 par value per share, of NRT.

(b)	“NRT OP Units” means the partnership units of MLP.

(c)          Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(d)          “Person” means any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Authority.

(e)          “Subject Securities” means: (i) all securities of NRT (including all shares of NRT Common Stock, NRT OP Units and all options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, NRT OP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date including, without limitation, NRT Common Stock acquired in connection with the redemption or exchange of NRT OP Units.

(f)           “Termination Date” means the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than that contemplated in the Merger Agreement.

(g)          A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges (other than as permitted under the Lock-up Agreement), encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than the Company or MLP; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than the Company; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security; provided, however, that, notwithstanding anything in this Agreement to the contrary, nothing herein shall restrict any redemption of NRT OP Units in exchange for NRT Common Stock in accordance with the terms of the currently effective amended and restated limited partnership agreement of MLP (which NRT Common Stock shall also be Subject Securities).

7.	Miscellaneous.

(a)          Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his heirs, estate, executors and personal representatives and his or its successors and assigns, and shall inure to the benefit of the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

(b)          Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached and in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

(c)          Waiver. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d)          Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of law. Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of New York.

(e)          Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

(f)           Entire Agreement. This Agreement and the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

(g)          Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

[Signature page follows.]

The parties have caused this Agreement to be duly executed on the date first above written.

LEXINGTON CORPORATE PROPERTIES TRUST:

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

Address for notices:

Lexington Corporate Properties Trust

One Penn Plaza, Suite 4015

New York, New York 10119-4015

Fax: (212) 594-6600

Attention:     T. Wilson Eglin

Joseph S. Bonventre

with a copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Attn:	Mark Schonberger, Esq.

Facsimile: (212) 319-4090

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Voting Agreement AP-Newkirk Holdings LLC Signature Page]

STOCKHOLDER:

AP-NEWKIRK HOLDINGS LLC

By:	Kronus Property III, Inc.
its manager

By /s/ Stuart Koenig

Address for notices:

AP-Newkirk Holdings

60 Columbus Circle

20th Floor

New York, NY 10023

Attn: Stuart Koenig

Fax: 212-515-3283

with a copy (which shall not constitute notice) to:

Post Heymann & Koffler LLP

Two Jericho Plaza, Wing A

Jericho, New York 11753

Attn: David J. Heymann, Esq.

Fax: 516-433-2777

[Voting Agreement AP-Newkirk Holdings LLC Signature Page]

NRT Common Stock Shares Held of Record	NRT OP Units Held of Record	Additional Securities Beneficially Owned
--	18,532,387	--

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”) and/or a unit holder of The Newkirk Master Limited Partnership, a Delaware limited partnership (“MLP”), hereby irrevocably (to the fullest extent permitted by law) appoints Mr. Joseph S. Bonventre and Mr. Patrick Carroll, and Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein (to the full extent that the undersigned is entitled to do so) and subject to all the limitations and restrictions provided herein with respect to the Subject Securities. For purposes of this Irrevocable Proxy (the “Proxy”), (a) “Subject Securities” means: (i) all securities of NRT (including all shares of common stock of NRT (“NRT Common Stock”), partnership units of MLP (“MLP Units”) and all options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) Owned by Stockholder as of the date of this Proxy; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, MLP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) of which Stockholder acquires Ownership during the period from the date of this Proxy through the Termination Date, and (b) any Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if such Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Subject Securities are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Subject Securities at any time prior to the Termination Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith, by and between the Company and the undersigned stockholder, and is granted in consideration of the Company entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), of even date herewith, by and among NRT and the Company. The Merger Agreement provides for the merger of NRT with and into the Company (the “Merger”). As used herein, the term “Termination Date” shall mean the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than as contemplated in the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote the Subject Securities, and to exercise all voting and other rights of the undersigned with respect to the Subject Securities (including, without limitation, the power to execute and deliver written consents pursuant to Maryland General Corporation Law), at every annual, special or adjourned meeting of the stockholders of NRT or

MLP and in every written consent in lieu of such meeting: (i) in favor of approval and adoption of (A) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (B) the Merger, (C) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly known as The Newkirk Master Limited Partnership), and (D) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger; (ii) against any NRT Acquisition Proposal (as defined in the Merger Agreement), other than the Merger, between NRT and any person or entity (other than the Company or Merger Sub); and (iii) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which could result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Subject Securities).

Dated:  July 23, 2006

AP-NEWKIRK HOLDINGS LLC

By:	Kronus Property III, Inc.
its manager

By /s/ Stuart Koenig

Number of shares of common stock of NRT owned of record as of the date of this proxy:

                          0

Number of partnership units of MLP owned of record as of the date of this proxy:

                          18,532,387

Schedule 4(c)

LIENS AND RESTRICTIONS

Lock-up Agreement, dated November 7, 2005, from Apollo Real Estate Investment Fund III, L.P. in favor of Bear, Stearns & Co. Inc. and Credit Suisse First Boston LLC, as Representatives of the several underwriters

Pledge of 18,532,387 units pursuant to that certain Ownership Interest Pledge and Security Agreement, dated as of December 21, 2005, by and between AP-Newkirk Holdings LLC, a Delaware limited liability company, and Fleet National Bank

EXECUTION COPY

VOTING AGREEMENT

This Voting Agreement (“Agreement”) is made and entered into as of July 23, 2006, by and between Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and the undersigned limited partner (“Stockholder”) in The Newkirk Master Limited Partnership (“MLP”), the general partner of which is Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”). Certain capitalized terms used in this Agreement are defined in Section 6 hereof and certain other capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Stockholder is the holder of record and/or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of NRT Common Stock and/or NRT OP Units;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and NRT are entering into an Agreement and Plan of Merger (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of NRT with and into the Company (the “Merger”); and

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, Stockholder has agreed to execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

1.            Agreement to Vote Subject Securities. Prior to the Termination Date (as defined in Section 6), at every meeting of the stockholders of NRT and/or the unitholders of MLP called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of NRT with respect to any of the following, Stockholder shall vote or cause to be voted the Subject Securities: (a) in favor of approval and adoption of (i) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (ii) the Merger, (iii) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly know as The Newkirk Master Limited Partnership), and (iv) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger that is put to a vote of the NRT Stockholders or holders of the NRT OP Units; (b) against any NRT Acquisition Proposal, other than in connection with the Merger, between NRT and any Person other than the Company; and (c) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which would result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

2.            Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A

(the “Proxy”), which shall be irrevocable to the fullest extent permitted by law, with respect to the Subject Securities referred to therein.

3.	Agreement to Retain Subject Securities.

(a)          Restriction on Transfer. During the period from the date of this Agreement through the Termination Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer, including without limitation, the pledge of Subject Securities in accordance with the provisions of that certain Lock-up Agreement, dated as of November 1, 2005, between the Stockholder and certain underwriters (the “Lock-up Agreement”), of any of the Subject Securities to be effected, unless, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by the terms of this Agreement and delivers a proxy to the Company in substantially the form of Exhibit A. , Notwithstanding the foregoing, nothing herein shall restrict or prohibit the transfer of Subject Securities upon foreclosure of any pledge listed on Schedule 4(c) attached hereto.

(b)          Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall ensure that, without the Company’s written consent: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy (other than the Proxy granted herein) is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

4.            Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents and warrants to the Company as follows:

(a)          Due Authorization, Etc. All consents, approvals, authorizations and orders necessary for the execution and delivery by Stockholder of this Agreement and the Proxy have been obtained, and Stockholder has full right, power and authority to enter into this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute valid and binding agreements of Stockholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

(b)          No Conflict. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of and under this Agreement and the Proxy by Stockholder will not, conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Subject Securities held by the Stockholder.

(c)          Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions other than pursuant to pledges listed on Schedule 4(c) attached hereto) the number of outstanding shares of NRT Common Stock and NRT OP Units, respectively, set forth under the headings “Shares Held of Record” on the signature page hereof; (b) Stockholder Owns the additional securities of NRT set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (c) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of NRT, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of NRT, other than the shares and options, warrants and other rights set forth on the signature page hereof.

5.	Additional Covenants of Stockholder.

(a)          Further Assurances. From time to time and without additional consideration, Stockholder shall (at Stockholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder’s sole expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

6.	Certain Definitions. For purposes of this Agreement,

(a)          “NRT Common Stock” means the common stock, $.01 par value per share, of NRT.

(b)          “NRT OP Units” means the partnership units of MLP.

(c)          Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(d)          “Person” means any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Authority.

(e)          “Subject Securities” means: (i) all securities of NRT (including all shares of NRT Common Stock, NRT OP Units and all options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, NRT OP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date including, without limitation, NRT Common Stock acquired in connection with the redemption or exchange of NRT OP Units.

(f)           “Termination Date” means the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than that contemplated in the Merger Agreement.

(g)          A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges (other than as permitted under the Lock-up Agreement), encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than the Company or MLP; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than the Company; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security; provided, however, that, notwithstanding anything in this Agreement to the contrary, nothing herein shall restrict any redemption of NRT OP Units in exchange for NRT Common Stock in accordance with the terms of the currently effective amended and restated limited partnership agreement of MLP (which NRT Common Stock shall also be Subject Securities).

7.	Miscellaneous.

(a)          Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his heirs, estate, executors and personal representatives and his or its successors and assigns, and shall inure to the benefit of the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

(b)          Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached and in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

(c)          Waiver. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d)          Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of law. Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of New York.

(e)          Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

(f)           Entire Agreement. This Agreement and the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

(g)          Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

[Signature page follows.]

The parties have caused this Agreement to be duly executed on the date first above written.

LEXINGTON CORPORATE PROPERTIES TRUST:

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

Address for notices:

Lexington Corporate Properties Trust

One Penn Plaza, Suite 4015

New York, New York 10119-4015

Fax: (212) 594-6600

Attention:      T. Wilson Eglin

Joseph S. Bonventre

with a copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Attn:	Mark Schonberger, Esq.

Facsimile: (212) 319-4090

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[WEM Voting Agreement Signature Page]

STOCKHOLDER:

WEM-BRYNMAWR ASSOCIATES LLC

BY:/s/ Michael L. Ashner

Michael L. Ashner
Managing Member

Address for notices:

7 Bulfinch Place

Suite 500

Boston, MA 02114

Attn: Carolyn Tiffany

Facsimile: (617) 742-4643

[WEM Voting Agreement Signature Page]

NRT Common Stock Shares Held of Record	NRT OP Units Held of Record	Additional Securities Beneficially Owned
--	1,707,841.91	--

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”) and/or a unit holder of The Newkirk Master Limited Partnership, a Delaware limited partnership (“MLP”), hereby irrevocably (to the fullest extent permitted by law) appoints Mr. Joseph S. Bonventre and Mr. Patrick Carroll, and Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein (to the full extent that the undersigned is entitled to do so) and subject to all the limitations and restrictions provided herein with respect to the Subject Securities. For purposes of this Irrevocable Proxy (the “Proxy”), (a) “Subject Securities” means: (i) all securities of NRT (including all shares of common stock of NRT (“NRT Common Stock”), partnership units of MLP (“MLP Units”) and all options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) Owned by Stockholder as of the date of this Proxy; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, MLP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) of which Stockholder acquires Ownership during the period from the date of this Proxy through the Termination Date, and (b) any Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if such Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Subject Securities are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Subject Securities at any time prior to the Termination Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith, by and between the Company and the undersigned stockholder, and is granted in consideration of the Company entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), of even date herewith, by and among NRT and the Company. The Merger Agreement provides for the merger of NRT with and into the Company (the “Merger”). As used herein, the term “Termination Date” shall mean the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than as contemplated in the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote the Subject Securities, and to exercise all voting and other rights of the undersigned with respect to the Subject Securities (including, without limitation, the power to execute and deliver written consents pursuant to Maryland General Corporation Law), at every annual, special or adjourned meeting of the stockholders of NRT or

MLP and in every written consent in lieu of such meeting: (i) in favor of approval and adoption of (A) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (B) the Merger, (C) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly known as The Newkirk Master Limited Partnership), and (D) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger; (ii) against any NRT Acquisition Proposal (as defined in the Merger Agreement), other than the Merger, between NRT and any person or entity (other than the Company or Merger Sub); and (iii) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which could result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Subject Securities).

Dated:  July 23, 2006

WEM-BRYNMAWR ASSOCIATES LLC

BY:/s/ Michael L. Ashner

Michael L. Ashner
Managing Member

Number of shares of common stock of NRT owned of record as of the date of this proxy:

                                          0

Number of partnership units of MLP owned of record as of the date of this proxy:

                                 1,707,841.91

Schedule 4(c)

LIENS AND RESTRICTIONS

Lock-up Agreement, dated November 7, 2005, from WEM-Brynmawr Associates LLC in favor of Bear, Stearns & Co. Inc. and Credit Suisse First Boston LLC, as Representatives of the several underwriters

EXECUTION COPY

VOTING AGREEMENT

This Voting Agreement (“Agreement”) is made and entered into as of July 23, 2006, by and between Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and the undersigned stockholder (“Stockholder”) in Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”). Certain capitalized terms used in this Agreement are defined in Section 6 hereof and certain other capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Stockholder is the holder of record and/or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of NRT Common Stock;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and NRT are entering into an Agreement and Plan of Merger (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of NRT with and into the Company (the “Merger”); and

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, Stockholder has agreed to execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

1.            Agreement to Vote Subject Securities. Prior to the Termination Date (as defined in Section 6), at every meeting of the stockholders of NRT and/or the unitholders of MLP called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of NRT with respect to any of the following, Stockholder shall vote or cause to be voted the Subject Securities: (a) in favor of approval and adoption of (i) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (ii) the Merger, (iii) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly know as The Newkirk Master Limited Partnership), and (iv) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger that is put to a vote of the NRT Stockholders or holders of the NRT OP Units; (b) against any NRT Acquisition Proposal, other than in connection with the Merger, between NRT and any Person other than the Company; and (c) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which would result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

2.            Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A

(the “Proxy”), which shall be irrevocable to the fullest extent permitted by law, with respect to the Subject Securities referred to therein.

3.	Agreement to Retain Subject Securities.

(a)          Restriction on Transfer. During the period from the date of this Agreement through the Termination Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer, including without limitation, the pledge of Subject Securities in accordance with the provisions of that certain Lock-up Agreement, dated as of November 1, 2005, between the Stockholder and certain underwriters (the “Lock-up Agreement”), of any of the Subject Securities to be effected, unless, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by the terms of this Agreement and delivers a proxy to the Company in substantially the form of Exhibit A. , Notwithstanding the foregoing, nothing herein shall restrict or prohibit the transfer of Subject Securities upon foreclosure of any pledge listed on Schedule 4(c) attached hereto.

(b)          Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall ensure that, without the Company’s written consent: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy (other than the Proxy granted herein) is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

4.            Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents and warrants to the Company as follows:

(a)          Due Authorization, Etc. All consents, approvals, authorizations and orders necessary for the execution and delivery by Stockholder of this Agreement and the Proxy have been obtained, and Stockholder has full right, power and authority to enter into this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute valid and binding agreements of Stockholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

(b)          No Conflict. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of and under this Agreement and the Proxy by Stockholder will not, conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Subject Securities held by the Stockholder.

(c)          Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions other than pursuant to pledges listed on Schedule 4(c) attached hereto) the number of outstanding shares of NRT Common Stock and NRT OP Units, respectively, set forth under the headings “Shares Held of Record” on the signature page hereof; (b) Stockholder Owns the additional securities of NRT set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (c) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of NRT, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of NRT, other than the shares and options, warrants and other rights set forth on the signature page hereof.

5.	Additional Covenants of Stockholder.

(a)          Further Assurances. From time to time and without additional consideration, Stockholder shall (at Stockholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder’s sole expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

6.	Certain Definitions. For purposes of this Agreement,

(a)          “NRT Common Stock” means the common stock, $.01 par value per share, of NRT.

(b)	“NRT OP Units” means the partnership units of MLP.

(c)          Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(d)          “Person” means any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Authority.

(e)          “Subject Securities” means: (i) all securities of NRT (including all shares of NRT Common Stock, NRT OP Units and all options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, NRT OP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date including, without limitation, NRT Common Stock acquired in connection with the redemption or exchange of NRT OP Units.

(f)           “Termination Date” means the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than that contemplated in the Merger Agreement.

(g)          A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges (other than as permitted under the Lock-up Agreement), encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than the Company or MLP; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than the Company; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security; provided, however, that, notwithstanding anything in this Agreement to the contrary, nothing herein shall restrict any redemption of NRT OP Units in exchange for NRT Common Stock in accordance with the terms of the currently effective amended and restated limited partnership agreement of MLP (which NRT Common Stock shall also be Subject Securities).

7.	Miscellaneous.

(a)          Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his heirs, estate, executors and personal representatives and his or its successors and assigns, and shall inure to the benefit of the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

(b)          Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached and in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

(c)          Waiver. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d)          Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of law. Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of New York.

(e)          Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

(f)           Entire Agreement. This Agreement and the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

(g)          Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

[Signature page follows.]

The parties have caused this Agreement to be duly executed on the date first above written.

LEXINGTON CORPORATE PROPERTIES TRUST:

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

Address for notices:

Lexington Corporate Properties Trust

One Penn Plaza, Suite 4015

New York, New York 10119-4015

Fax: (212) 594-6600

Attention:      T. Wilson Eglin

Joseph S. Bonventre

with a copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Attn:	Mark Schonberger, Esq.

Facsimile: (212) 319-4090

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[WRT Realty Voting Agreement Signature Page]

STOCKHOLDER:

WRT REALTY, L.P.

By:	Winthrop Realty Trust
its general partner

By /s/ Peter Braverman
Peter Braverman
President

Address for notices:

Winthrop Realty Trust

7 Bulfinch Place, Suite 500

P.O. Box 9507

Boston, Massachusetts 02114

Fax: (617) 742-4643

Attention: Carolyn Tiffany

with a copy (which shall not constitute notice) to:

Hahn Loeser & Parks LLP

3300 BP Tower

200 Public Square

Cleveland Ohio 44114

Attn: F. Ronald O’Keefe

Facsimile: (216) 241-2824

[WRT Realty Voting Agreement Signature Page]

NRT Common Stock Shares Held of Record	NRT OP Units Held of Record	Additional Securities Beneficially Owned
4,375,000	--	--

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”) and/or a unit holder of The Newkirk Master Limited Partnership, a Delaware limited partnership (“MLP”), hereby irrevocably (to the fullest extent permitted by law) appoints Mr. Joseph S. Bonventre and Mr. Patrick Carroll, and Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein (to the full extent that the undersigned is entitled to do so) and subject to all the limitations and restrictions provided herein with respect to the Subject Securities. For purposes of this Irrevocable Proxy (the “Proxy”), (a) “Subject Securities” means: (i) all securities of NRT (including all shares of common stock of NRT (“NRT Common Stock”), partnership units of MLP (“MLP Units”) and all options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) Owned by Stockholder as of the date of this Proxy; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, MLP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) of which Stockholder acquires Ownership during the period from the date of this Proxy through the Termination Date, and (b) any Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if such Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Subject Securities are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Subject Securities at any time prior to the Termination Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith, by and between the Company and the undersigned stockholder, and is granted in consideration of the Company entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), of even date herewith, by and among NRT and the Company. The Merger Agreement provides for the merger of NRT with and into the Company (the “Merger”). As used herein, the term “Termination Date” shall mean the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than as contemplated in the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote the Subject Securities, and to exercise all voting and other rights of the undersigned with respect to the Subject Securities (including, without limitation, the power to execute and deliver written consents pursuant to Maryland General Corporation Law), at every annual, special or adjourned meeting of the stockholders of NRT or

MLP and in every written consent in lieu of such meeting: (i) in favor of approval and adoption of (A) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (B) the Merger, (C) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly known as The Newkirk Master Limited Partnership), and (D) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger; (ii) against any NRT Acquisition Proposal (as defined in the Merger Agreement), other than the Merger, between NRT and any person or entity (other than the Company or Merger Sub); and (iii) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which could result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Subject Securities).

Dated: July 23, 2006

WRT REALTY, L.P.

By:	Winthrop Realty Trust
its general partner

By /s/ Peter Braverman
Peter Braverman
President

Number of shares of common stock of NRT owned of record as of the date of this proxy:

                          4,375,000

Number of partnership units of MLP owned of record as of the date of this proxy:

                          0

Schedule 4(c)

LIENS AND RESTRICTIONS

Lock-up Agreement, dated November 7, 2005, from First Union Real Estate Equity and Mortgage Investments (now known as Winthrop Realty Trust) in favor of Bear, Stearns & Co. Inc. and Credit Suisse First Boston LLC, as Representatives of the several underwriters.

486,111 shares are subject to forfeiture pursuant to the terms of that certain Acquisition Agreement, dated as of November 7, 2005, between Newkirk Realty Trust, Inc. and First Union Real Estate Equity and Mortgage Investments (now known as Winthrop Realty Trust)

EXECUTION COPY

VOTING AGREEMENT

This Voting Agreement (“Agreement”) is made and entered into as of July 23, 2006, by and between Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and the undersigned stockholder (“Stockholder”) of Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”). Certain capitalized terms used in this Agreement are defined in Section 6 hereof and certain other capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, Stockholder is the holder of record and/or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of NRT Common Stock and/or NRT OP Units of The Newkirk Master Limited Partnership (“MLP”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and NRT are entering into an Agreement and Plan of Merger (the “Merger Agreement”) which provides, upon the terms and subject to the conditions set forth therein, for the merger of NRT with and into the Company (the “Merger”); and

WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, Stockholder has agreed to execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

1.            Agreement to Vote Subject Securities. Prior to the Termination Date (as defined in Section 6), at every meeting of the stockholders of NRT and/or the unitholders of MLP called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of NRT with respect to any of the following, Stockholder shall vote or cause to be voted the Subject Securities: (a) in favor of approval and adoption of (i) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (ii) the Merger, (iii) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly know as The Newkirk Master Limited Partnership), and (iv) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger that is put to a vote of the NRT Stockholders or holders of the NRT OP Units; (b) against any NRT Acquisition Proposal, other than in connection with the Merger, between NRT and any Person other than the Company; and (c) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which would result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

2.            Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A

(the “Proxy”), which shall be irrevocable to the fullest extent permitted by law, with respect to the Subject Securities referred to therein.

3.	Agreement to Retain Subject Securities.

(a)          Restriction on Transfer. During the period from the date of this Agreement through the Termination Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer, including without limitation, the pledge of Subject Securities in accordance with the provisions of that certain Lock-up Agreement, dated as of November 1, 2005, between the Stockholder and certain underwriters (the “Lock-up Agreement”), of any of the Subject Securities to be effected, unless, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company, to be bound by the terms of this Agreement and delivers a proxy to the Company in substantially the form of Exhibit A. , Notwithstanding the foregoing, nothing herein shall restrict or prohibit the transfer of Subject Securities upon foreclosure of any pledge listed on Schedule 4(c) attached hereto.

(b)          Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall ensure that, without the Company’s written consent: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy (other than the Proxy granted herein) is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

4.            Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents and warrants to the Company as follows:

(a)          Due Authorization, Etc. All consents, approvals, authorizations and orders necessary for the execution and delivery by Stockholder of this Agreement and the Proxy have been obtained, and Stockholder has full right, power and authority to enter into this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute valid and binding agreements of Stockholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity.

(b)          No Conflict. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of and under this Agreement and the Proxy by Stockholder will not, conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Subject Securities held by the Stockholder.

(c)          Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions other than pursuant to pledges listed on Schedule 4(c) attached hereto) the number of outstanding shares of NRT Common Stock and NRT OP Units, respectively, set forth under the headings “Shares Held of Record” on the signature page hereof; (b) Stockholder Owns the additional securities of NRT set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (c) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of NRT, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of NRT, other than the shares and options, warrants and other rights set forth on the signature page hereof.

5.	Additional Covenants of Stockholder.

(a)          Further Assurances. From time to time and without additional consideration, Stockholder shall (at Stockholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder’s sole expense) take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

6.	Certain Definitions. For purposes of this Agreement,

(a)          “NRT Common Stock” means the common stock, $.01 par value per share, of NRT.

(b)	“NRT OP Units” means the partnership units of MLP.

(c)          Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(d)          “Person” means any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Authority.

(e)          “Subject Securities” means: (i) all securities of NRT (including all shares of NRT Common Stock, NRT OP Units and all options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, NRT OP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or NRT OP Units) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date including, without limitation, NRT Common Stock acquired in connection with the redemption or exchange of NRT OP Units.

(f)           “Termination Date” means the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than that contemplated in the Merger Agreement.

(g)          A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges (other than as permitted under the Lock-up Agreement), encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than the Company or MLP; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than the Company; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security; provided, however, that, notwithstanding anything in this Agreement to the contrary, nothing herein shall restrict any redemption of NRT OP Units in exchange for NRT Common Stock in accordance with the terms of the currently effective amended and restated limited partnership agreement of MLP (which NRT Common Stock shall also be Subject Securities).

7.	Miscellaneous.

(a)          Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his heirs, estate, executors and personal representatives and his or its successors and assigns, and shall inure to the benefit of the Company and its successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than the Company and its successors and assigns) any rights or remedies of any nature.

(b)          Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached and in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

(c)          Waiver. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d)          Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of law. Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of New York.

(e)          Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

(f)           Entire Agreement. This Agreement and the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

(g)          Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

[Signature page follows.]

The parties have caused this Agreement to be duly executed on the date first above written.

LEXINGTON CORPORATE PROPERTIES TRUST:

By: /s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

Address for notices:

Lexington Corporate Properties Trust

One Penn Plaza, Suite 4015

New York, New York 10119-4015

Fax: (212) 594-6600

Attention:      T. Wilson Eglin

Joseph S. Bonventre

with a copy (which shall not constitute notice) to:

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Attn:	Mark Schonberger, Esq.

Facsimile: (212) 319-4090

STOCKHOLDER:

/s/ Michael L. Ashner

Michael L. Ashner

Address for notices:

Two Jericho Plaza

Wing A, Suite 111

Jericho, NY 11753

Facsimile: (516) 433-2777

[Ashner Voting Agreement Signature Page]

NRT Common Stock Shares Held of Record	NRT OP Units Held of Record	Additional Securities Beneficially Owned
35,000	125,000	--

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of Newkirk Realty Trust, Inc., a Maryland corporation (“NRT”) and/or a unit holder of The Newkirk Master Limited Partnership, a Delaware limited partnership (“MLP”), hereby irrevocably (to the fullest extent permitted by law) appoints Mr. Joseph S. Bonventre and Mr. Patrick Carroll, and Lexington Corporate Properties Trust, a Maryland real estate investment trust (the “Company”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights expressly provided herein (to the full extent that the undersigned is entitled to do so) and subject to all the limitations and restrictions provided herein with respect to the Subject Securities. For purposes of this Irrevocable Proxy (the “Proxy”), (a) “Subject Securities” means: (i) all securities of NRT (including all shares of common stock of NRT (“NRT Common Stock”), partnership units of MLP (“MLP Units”) and all options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) Owned by Stockholder as of the date of this Proxy; and (ii) all additional securities of NRT (including all additional shares of NRT Common Stock, MLP Units and all additional options, warrants and other rights to acquire shares of NRT Common Stock or MLP Units) of which Stockholder acquires Ownership during the period from the date of this Proxy through the Termination Date, and (b) any Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if such Stockholder is the “beneficial owner” of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Subject Securities are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Subject Securities at any time prior to the Termination Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith, by and between the Company and the undersigned stockholder, and is granted in consideration of the Company entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), of even date herewith, by and among NRT and the Company. The Merger Agreement provides for the merger of NRT with and into the Company (the “Merger”). As used herein, the term “Termination Date” shall mean the earlier to occur of the date (i) the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the Merger Agreement terminates in accordance with its terms, (iii) upon which the NRT Board publicly withdraws its recommendation of the Merger, or (iv) upon which the NRT Board publicly recommends or approves any NRT Acquisition Proposal other than as contemplated in the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Termination Date, to act as the undersigned’s attorney and proxy to vote the Subject Securities, and to exercise all voting and other rights of the undersigned with respect to the Subject Securities (including, without limitation, the power to execute and deliver written consents pursuant to Maryland General Corporation Law), at every annual, special or adjourned meeting of the stockholders of NRT or

MLP and in every written consent in lieu of such meeting: (i) in favor of approval and adoption of (A) the Merger Agreement including, without limitation, the Exchange Ratio (as defined therein), (B) the Merger, (C) the Second Amended and Restated Agreement of Limited Partnership of the Lexington Master Limited Partnership (formerly known as The Newkirk Master Limited Partnership), and (D) any other matter contemplated under the Merger Agreement or that could reasonably be expected to facilitate the Merger; (ii) against any NRT Acquisition Proposal (as defined in the Merger Agreement), other than the Merger, between NRT and any person or entity (other than the Company or Merger Sub); and (iii) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of NRT under the Merger Agreement or which could result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

This Proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Subject Securities).

Dated: July 23, 2006

By:  /s/ Michael L. Ashner

Michael L. Ashner

Number of shares of common stock of NRT owned of record as of the date of this proxy:

                                       35,000

Number of partnership units of MLP owned of record as of the date of this proxy:

                                      125,000

Schedule 4(c)

LIENS AND RESTRICTIONS

Lock-up Agreement, dated November 7, 2005, from Michael L. Ashner in favor of Bear, Stearns & Co. Inc. and Credit Suisse First Boston LLC, as Representatives of the several underwriters